UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2014 (September 30, 2014)

ACCELERIZE NEW MEDIA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52635	20-3858769
(Commission File Number)	(IRS Employer Identification No.)

20411 SW Birch Street, Suite 250 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 515-2141

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

On September 30, 2014, Accelerize New Media, Inc. (the "Company") entered into an amendment (the “Amendment”) of its loan and security agreement (the "Loan Agreement") with Square 1 Bank (the "Lender") to borrow up to a maximum of $6,000,000 at the Company’s discretion, an increase from up to $3,000,000 that the Company was permitted to borrow under the Loan Agreement. Amounts borrowed will accrue interest at the prime rate in effect from time to time plus 1.25%, not to be less than 5.5% per annum, provided that in no event shall the accrued interest payable with respect to any month be less than $10,000, and if it is, the Company shall pay the difference to Lender on the date the monthly interest payment is due. Accrued interest on amounts borrowed is payable monthly and all other amounts borrowed will be payable in full on the maturity date of March 17, 2016, which maturity date may be extended to March 17, 2017 if the Company provides Lender with a fully-funded business plan acceptable to Lender by January 15, 2016 and no event of default has occurred. The Loan Agreement may be earlier terminated without a prepayment fee. The Amendment also amends certain covenants, including, but not limited to, covenants to achieve specified Adjusted EBITDA levels and limiting capital expenditures, and adds a minimum liquidity covenant. The Company previously granted the Lender a security interest in all of the Company's personal property and intellectual property through the Loan Agreement and the Intellectual Property Security Agreement between the Company and the Lender (the “Intellectual Property Security Agreement”).

In connection with the Amendment, the Company has agreed that if the amount of monetary obligations outstanding exceeds $3,000,000, on that date, the Company will issue to the Lender a three-year warrant (the “Warrant”) to purchase the number of shares of common stock equal to 90,000 divided by the closing price of the Company’s common stock on the date of the Warrant issuance. Such Warrant will have an exercise price equal to the closing price of the Company’s common stock on the date of the Warrant issuance.

The description of the Loan Agreement and Intellectual Property Security Agreement are not complete and are subject to and qualified in their entirety by reference to the Loan Agreement and Intellectual Property Security Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed on March 19, 2014 and are incorporated herein by reference.

The description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

10.1	First Amendment to Loan Agreement, dated September 30, 2014, between Accelerize New Media, Inc. and Square 1 Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERIZE NEW MEDIA, INC.

By:	/s/ Brian Ross
Name:	Brian Ross
Title:	President and Chief Executive Officer

Date: October 6, 2014